UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934

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Medical Alarm Concepts Holding, Inc.
(Name of Registrant As Specified In Its Charter)
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MEDICAL ALARM CONCEPTS HOLDING, INC.

NOTICE OF ACTION TAKEN BY WRITTEN CONSENT

OF THE MAJORITY SHAREHOLDER IN LIEU OF A MEETING

To the Shareholders of

Medical Alarm Concepts Holding, Inc.

We are writing to inform you that on April 26, 2016, the shareholder holding a majority of our voting capital stock has executed a written consent in lieu of a shareholders meeting, which we refer to herein as the “Written Consent”, to approve:

•	An amendment to our Amended and Restated Articles of Incorporation to change the name of the Corporation from Medical Alarm Concepts Holdings, Inc. to Wearable Health Solutions, Inc.

This above item, or “Proposal,” is more fully described in the accompanying Information Statement.  The Written Consent was taken pursuant to Section 78.320 of the Nevada Revised Statutes and our bylaws, each of which permits that any action which may be taken at a meeting of the shareholders may also be taken by the written consent of the holders of the numbers of voting capital stock required to approve the action at a meeting.  The accompanying Information Statement is being furnished to all of our shareholders in accordance with Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules promulgated by the U.S. Securities and Exchange Commission (“SEC”) thereunder, solely for the purpose of informing out shareholders of the action taken by the Written Consent before it becomes effective.  Because we are incorporating certain information by reference, the actions under the Written Consent cannot be taken or become effective sooner than 20 calendar days after the Information Statement is first sent or given to the Company’s shareholders.  Because the accompanying Information Statement is first being mailed to shareholders on or about April 27, 2016, the Proposal described herein will become effective on or after May 18, 2016.

This is not a notice of a special meeting of shareholders and no shareholder meeting will be held to consider any matter which is described herein.  THE ACCOMPANYING INFORMATION STATEMENT IS BEING MAILED TO SHAREHOLDERS ON OR ABOUT APRIL 27, 2016.  WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. The Company is not subject to the Exchange Act and accordingly is distributing this Information Statement voluntarily for the benefit of its shareholders.

By Order of the Board of Directors

/s/ Ronnie Adams
Ronnie Adams, Chief Executive Officer

April 27, 2016

MEDICAL ALARM CONCEPTS HOLDING, INC.

200 West Church Road, Suite B

King of Prussia, PA 19406

April 27, 2016

INFORMATION STATEMENT

GENERAL INFORMATION

In this Information Statement we refer to Medical Alarm Concepts Holding, Inc., a Nevada corporation, as the “Company,” “we,” “us,” or “our.”

The Information Statement is furnished in connection with an action by written consent (the “Written Consent”) of the holder of a majority of the Company’s issued and outstanding voting capital stock (the “Majority Shareholder”).  The actions taken by the Written Consent will not become effective until at least 20 business days after the Information Statement is sent or given to our shareholders in accordance with the requirements of the rules of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  The close of business on April 26, 2016, the date that the Majority Shareholder gave its written consent, is the record date (the “Record Date”) for the determination of shareholders entitled to notice of the action by the Written Consent.

Pursuant to the Written Consent, the Majority Shareholder approved an amendment to our Amended and Restated Articles of Incorporation (the “Articles”) to change the name of the Corporation from Medical Alarm Concepts Holdings, Inc. to Wearable Health Solutions, Inc. (the “Proposal”).

Our Board of Directors unanimously approved the amendment to our Articles on April 26, 2016.  Also on April 26, 2016, the Board of Directors set the Record Date as April 26, 2016.

This Information Statement contains a brief summary of the material aspects of the Proposal approved by the Board and the Majority Shareholder.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

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ABOUT THE INFORMATION STATEMENT

What is the Purpose of the Information Statement?

This Information Statement is being furnished to you pursuant to Section 14 of the Exchange Act to notify our shareholders of certain corporate actions taken by the Majority Shareholder pursuant to the Written Consent.  In order to eliminate the costs and management time involved in obtaining proxies and in order to effect the Proposal as early as possible to accomplish the purposes hereafter described, the Board elected to seek the written consent of the Majority Shareholder to reduce the costs and implement the Proposal in a timely manner.

Who is Entitled to Notice?

Each outstanding share of the Company’s voting securities on the close of business on the Record Date will be entitled to notice of the actions to be taken pursuant to the Written Consent.

What Constitutes the Voting Shares of the Company?

The voting power entitled to vote on the Proposal consists of the vote of the holders of a majority of the Company’s voting securities as of the Record Date. As of the Record Date, the Company’s voting securities consisted of 7,874,177 shares of Common Stock and 138,889 shares of Series C Preferred Stock (“Series C Preferred Stock”). Each share of Common Stock is entitled to one vote per share on matters submitted to the Stockholders. Holders of shares of Series C Preferred Stock vote together with the holders of Common Stock on all matters and do not vote as a separate class. A holder of shares of Series C Preferred Stock is entitled to that number of votes, on a pro rata basis with all other holders of Series C Preferred Stock, equal to that number of common shares which is not less than 51% of the vote required to approve any action.

What Vote is Required to Approve the Proposal?

The affirmative vote of a majority of the voting stock outstanding on the Record Date is required for approval of the Proposal.  As of the Record Date, the Company had 7,878,676 shares of Common Stock issued and outstanding and 138,889 shares of Series C Preferred Stock.  Each share of Common Stock entitles its holder to one vote on each matter submitted to the shareholders.  However, because the Majority Shareholder held 138,889 shares of Series C Preferred Stock as of the close of business on the Record Date and through its consent voted in favor of the Proposal, no other shareholder consents will be obtained in connection with this Information Statement.

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THE PROPOSAL

AMENDMENT TO THE AMENDED AND RESTATED

ARTICLES OF INCORPORATION TO change the name of the Corporation from Medical Alarm Concepts Holdings, Inc. to Wearable Health Solutions, Inc.

Purpose and Effect of the Amendment

The Board of Directors believes the Name Change will be in the best interest of the Company as the new name better reflects the long-term strategy and identity of the Company. While the “Medical Alarm Concepts Holding, Inc.” name has served the Company over time, the Company’s management believes that this is the right time to change the Company’s name. Management also believes that the new name effectively conveys the Company’s business direction and product lines.

A copy of the proposed amendment to the Company’s Articles of Incorporation is attached hereto as Exhibit A. The amendment will become effective upon filing with the Nevada Secretary of State as required by the Nevada Revised Statutes. It is anticipated that this will occur not less than 20 days following April 27, 2016.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of April 26, 2016, the number of and percent of the Company’s common stock and classes of preferred stock beneficially owned by: (1) all directors and nominees, naming them; (2) our executive officers, naming them; (3) our directors and executive officers as a group, without naming them; and (4) persons or groups known by us to own beneficially 5% or more of each class of our voting securities.

A person is deemed to be the beneficial owner of securities that can be acquired by him within 60 days from April 26, 2016 upon the exercise of options, warrants or convertible securities. Each beneficial owner’s percentage ownership is determined by assuming that options, warrants or convertible securities that are held by him, but not those held by any other person, and which are exercisable within 60 days of April 26, 2016 have been exercised and converted.

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Amount and Nature of Beneficial Ownership

Name and Addresses of Beneficial Owner	Common Stock Shares Beneficially Owned (1)	Percent of Outstanding Common Stock Shares Beneficially Owned (2)	Series C Preferred Stock Shares Beneficially Owned	Percent of Outstanding Series C Preferred Stock Shares Beneficially Owned	Series D Preferred Stock Shares Beneficially Owned	Percent of Outstanding Series D Preferred Stock Shares Beneficially Owned
Ronald Adams 200 West Church Road, Suite B King of Prussia, PA 19406	634,164	8.05%
Allen Polsky 200 West Church Road, Suite B King of Prussia, PA 19406	227,478	2.89%
Biotech Debt Liquidation Fund, LLC 631 Bridgeway Sausalito, CA 94965	493,660	6.26%
Alliance Media Group, Inc. 295 NW Common Loop Suite 115257 Lake City, Fl 32055	500,000	6.35%
Adrian Neilan Ballinamona, Askeaton, Co Limerick, Ireland	500,000	6.35%
Robert McGuire 4430 Haskell Ave Encino, Ca 91436	699,934	8.89%
Cede & Co. Box #20 Bowling Green Station New York, NY 10004	1,298,772	16.49%
JTT-EMS LTD 801-6081 No. 3 Road Richmond, B.C., V6y 2B2	488,184	6.20%
D2CF, LLC 108 Coccio Drive West Orange, NJ 07052			138,889	100%
Sandor Capital Master Fund 2828 Routh Street, Suite 500 Dallas, TX 75201					400,000	100%
Directors and executive officers as a group (2 people)(3)(4)	861,642	10.94%

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(1)	We have determined beneficial ownership in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities. In addition, the rules include shares of common stock issuable pursuant to the exercise of stock options or warrants, or the conversion of convertible promissory notes, that are either immediately exercisable or convertible, or that will become exercisable within 60 days after April 26, 2016. These shares are deemed to be outstanding and beneficially owned by the person holding those options, warrants or convertible promissory notes for the purpose of computing the percentage ownership of that person, but they are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

(2)	The percentage of shares beneficially owned is based on 7,878,676 shares of our common stock issued and outstanding as of April 26, 2016.

(3)	Beneficial ownership for Ronald Adams and Allen Polsky.

(4)	Unless otherwise indicated in the footnotes, the address of the beneficial owners is c/o Medical Alarm Concepts Holding, Inc. 200 West Church Road, Suite B, King of Prussia, PA 19406.

 EXECUTIVE COMPENSATION

The following table summarizes the overall compensation earned over each of the past two fiscal years ending June 30, 2015 by each person who served as our principal executive officer during fiscal 2015.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Stock Awards ($)	All Other Compensation ($)	Total ($)
Ronnie Adams, Chief Executive Officer	2015	$56,800	$—	$6,040	$62,840
	2014	$56,800	$—	$6,040	$62,840
Allen Polsky	2015	$12,000	$—	$—	$12,000
	2014	$12,000	$—	$—	$12,000

Directors’ Compensation

Employee directors do not receive additional compensation for serving on the board beyond the compensation they received for serving as our officers, as described under “Executive Compensation.”

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DISSENTERS’ RIGHTS OF APPRAISAL

Under the Nevada Revised Statutes, our shareholders are not entitled to dissenters’ appraisal rights with respect to the Proposal, and we do not intend to independently provide shareholders with any such right.

DISCLOSURE REGARDING FORWARD-LOOKING STATEMENTS

This Information Statement and the documents incorporated by reference into this Information Statement contain forward-looking statements that are subject to risks and uncertainties.  All statements other than statements of historical fact contained in this Information Statement and the materials accompanying this Information Statement are forward-looking statements.

Frequently, but not always, forward-looking statements are identified by the use of the future tense and by words such as ‘believes,” “expects,” “anticipates,” “intends,” “will,” “may,” “could,” “would,” “projects,” “continues,” “estimates,” or similar expressions.  Forward-looking statements are not guarantees of future performance and actual results could differ materially from those indicated by the forward-looking statements.  Forward-looking statements involve known and unknown risks, uncertainties, and other factors that may cause our company or its industry’s actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by the forward-looking statements.

The forward-looking statements contained or incorporated by reference in this Information Statement are forward-looking statements and are subject to the safe harbor created by the Private Securities Litigation Reform Act of 1995.  These statements include declarations regarding our plans, intentions, beliefs or current expectations.

The forward-looking statements included in this Information Statement are made only as of the date of this Information Statement.  The forward-looking statements are based on the beliefs of management, as well as assumptions made by and information currently available to management and are subject to certain risks and uncertainties that could cause actual results to differ materially from historical results of those anticipated.  These uncertainties and other risk factors include, but are not limited to:  changing economic and political conditions in the United States and in other countries;  the ability to integrate effectively acquired companies;  the loss of current customers or the inability to obtain new customers; customer product acceptance; and continued access to capital markets.

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We further caution investors that other factors might, in the future, prove to be important in affecting our results of operations.  New factors emerge from time to time and it is not possible for management to predict all such factors, nor can it assess the impact of each such factor on the business or the extent to which any factor, or a combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements.

Forward-looking statements are expressly qualified in their entirety by this cautionary statement.  The forward-looking statements included in this document are made as of the date of this document and we do not undertake any obligation to update forward-looking statements to reflect new information, subsequent events or otherwise, except as required by law.

ADDITIONAL INFORMATION

Distribution of the Information Statement

We will pay the costs associated with this Information Statement, including the costs of printing and mailing.  We will reimburse brokerage firms, nominees, custodians and fiduciaries for their out-of-pocket expenses for forwarding the Information Statement to beneficial owners.

Where You Can Find Additional Information

We are a reporting company and file annual, quarterly and current reports, proxy statements and other information with the SEC.  You may read and copy these reports, proxy statements and other information at the Commission’s public reference rooms at 100 F Street, N.E., Washington, D.C. 20549.  You can request copies of these documents by writing to the SEC and paying a fee for the copying cost.  Please call the Commission at 1-800-SEC-0330 for more information about the operation of the public reference rooms.  Our SEC filings are also available at the SEC’s web site at www.sec.gov and our website at www.medicalalarmconcepts.com. We have not incorporated by reference into this Information Statement the information contained on our website and you should not consider it to be part of this Information Statement.

By Order of the Board of Directors

/s/ Ronnie Adams
Ronnie Adams, Chief Executive Officer

April 27, 2016

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EXHIBIT A

CERTIFICATE OF AMENDMENT

Certificate of Amendment to Articles of Incorporation

For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

Medical Alarm Concepts Holding, Inc., a corporation organized and existing under the laws of the state of Nevada (the “Corporation”) hereby certifies as follows:

1.	Article 1 of the Corporation’s Amended and Restated Articles of Incorporation shall be amended and restated in its entirety to read as follows:

  The name of the Corporation is Wearable Health Solutions, Inc.

2.	The foregoing amendments have been duly adopted in accordance with the provisions of Nevada Revised Statutes 78.385 and 78.390 by the vote of a majority of the outstanding stock of the Corporation entitled to vote thereon.

IN WITNESS WHEREOF, I have executed this Certificate of Amendment as of this ___ day of May 2016.

_______________________________

Ronnie Adams, Chief Executive Officer